UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

March 30, 2011

TNP Strategic Retail Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-54376	90-0413866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Main Street, Suite 700

Irvine, California 92614

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 833-8252

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

On April 5, 2011, TNP Strategic Retail Trust, Inc. (the “Company”) filed a Current Report on Form 8-K reporting the Company’s acquisition of a fee simple interest in a multi-tenant necessity retail center located at 655 W. Craig Road in North Las Vegas, Nevada commonly known as Craig Promenade (“Craig Promenade”) through TNP SRT Craig Promenade, LLC (“TNP SRT Craig Promenade”), a wholly owned indirect subsidiary of TNP Strategic Retail Operating Partnership, LP, the Company’s operating partnership (the “Operating Partnership”). The Company is filing this Current Report on Form 8-K/A to amend the Current Report on Form 8-K filed on April 5, 2011 to provide the required financial information related to the Company’s acquisition of an indirect interest in Craig Promenade.

(a) Financial Statements of Real Estate Property Acquired.

The following financial statements are submitted at the end of this Current Report on Form 8-K/A and are filed herewith.

(b) Unaudited Pro forma Financial Information.

The following financial information is submitted at the end of this Current Report on Form 8-K/A and is furnished herewith.

TNP Strategic Retail Trust, Inc. and Subsidiaries

I.	Unaudited Pro forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2010	10
II.	Notes to Unaudited Pro forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2010	11

(c) Shell Company Transactions.

Not applicable

(d) Exhibits.

None

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors

TNP Strategic Retail Trust, Inc.

We have audited the accompanying statement of revenues and certain expenses of Craig Promenade, or the Property, for the year ended December 31, 2010. This statement of revenues and certain expenses is the responsibility of the Property’s management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1 to the statement of revenues and certain expenses, and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses as described in Note 1 to the statement of revenues and certain expenses of Craig Promenade for the year ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America.

/s/    KMJ | Corbin & Company LLP

Costa Mesa, California

April 13, 2011

CRAIG PROMENADE

STATEMENT OF REVENUES AND CERTAIN EXPENSES

For the Year Ended December 31, 2010

For the Year Ended December 31, 2010
Revenue:
Rental income	$1,432,000

Certain expenses:
Building maintenance	86,000
Real estate taxes	97,000
Electricity, water and gas utilities	105,000
Property management fees	57,000
Insurance	14,000
General and administrative	14,000

Total certain expenses	373,000

Revenues in excess of certain expenses	$1,059,000

The accompanying notes are an integral part of the statement of revenues and certain expenses.

CRAIG PROMENADE

NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES

For the Year Ended December 31, 2010

NOTE 1 – ORGANIZATION AND BASIS OF PRESENTATION

Organization

The accompanying statement of revenues and certain expenses include the operations of Craig Promenade, or the Property, a multi-tenant retail center located in North Las Vegas, Nevada. The Property has approximately 109,250 square feet, which includes 91,750 rentable square feet and two land parcels consisting of 17,500 buildable square feet that can be sold, ground leased or developed. The Property was 68% occupied as of December 31, 2010.

Basis of Presentation

The accompanying statement of revenues and certain expenses has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the U.S. Securities and Exchange Commission, or the SEC, which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The statement of revenues and certain expenses includes the historical revenues and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and therefore, the statement of revenues and certain expenses is not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist of interest expense, depreciation and amortization and federal and state income taxes.

The accompanying statement of revenues and certain expenses is not representative of the actual operations for the period presented, as certain expenses that may not be comparable to the expenses expected to be incurred by TNP Strategic Retail Trust, Inc., or the Company, in the future operations of the Property have been excluded.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

All leases are classified as operating leases and minimum rents are recognized on a straight-line basis over the terms of the lease (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as rental income in the period that the expenses are incurred.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Property Management Fees

For the year ended December 31, 2010, the owners of the Property contracted with an affiliate of the Company to manage the Property for a monthly fee, computed as the higher of $3,250 or 3.95% of Total Revenues (as defined in the property management agreement). For the year ended December 31, 2010, the Property incurred property management fees totaling $57,000.

CRAIG PROMENADE

NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES

For the Year Ended December 31, 2010

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting periods. Actual results could differ materially from those estimates.

NOTE 3 – LEASES

The Property has entered into operating lease agreements with tenants that expire at various dates through 2037 and are subject to fixed increases in base rent. The aggregate annual future minimum lease payments to be received under the existing non-cancelable operating leases as of December 31, 2010 are as follows:

Years Ending December 31,	Minimum Lease Payments
2011	$1,129,000
2012	945,000
2013	741,000
2014	659,000
2015	615,000
Thereafter	5,820,000

$9,909,000

The leases also require reimbursement of the tenants’ proportionate share of common area expenses, real estate taxes and other expenses, which are not included in the amounts above. The tenant leases generally include tenant renewal options that can extend the lease term.

CRAIG PROMENADE

NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES

For the Year Ended December 31, 2010

NOTE 4 – TENANT CONCENTRATION

For the year ended December 31, 2010, the Property had three tenants collectively occupying 42% of the total gross leasable area, which accounted for 46% of the total base rent.

Tenant Name	Date of Lease Expiration	Aggregate Base Rent For The Year Ended December 31, 2010	% Aggregate Base Rent For The Year Ended December 31, 2010
Party Pro, Inc.	February 28, 2013	$136,000	10%
Big Lots Store, Inc.	January 31, 2016	$348,000	25%
S.L. Investments (Carl’s Jr.)	February 28, 2037	$147,000	11%

Aggregate base rent is based on contractual base rent from leases in effect as of December 31, 2010. If these tenants were to default on their leases and substitute tenants are not found, future revenue of the Property would be materially and adversely impacted.

NOTE 5 – COMMITMENTS AND CONTINGENCIES

Litigation

The Property may be subject to legal claims in the ordinary course of business. Management is not aware of any potential claims.

Environmental Matters

In connection with the ownership and operation of real estate, the Property may be potentially liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any non-compliance, liability or other claim, and management is not aware of any other environmental condition that it believes will have a material adverse effect on the Property’s results of operations.

CRAIG PROMENADE

NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES

For the Year Ended December 31, 2010

Other Matters

Other commitments and contingencies include the usual obligations of a real estate property in the normal course of business. In the opinion of management, these matters are not expected to have a material adverse effect on the Property’s financial position and/or results of operations.

NOTE 6 – SUBSEQUENT EVENT

On March 30, 2011, the Company, through TNP SRT Craig Promenade, LLC, an indirect wholly owned subsidiary of TNP Strategic Retail Operating Partnership, LP, the Company’s operating partnership, purchased the Property for a purchase price of $12,800,000, plus closing costs.

TNP STRATEGIC RETAIL TRUST, INC.

Unaudited Pro forma Condensed Consolidated Financial Statements

For the Year Ended December 31, 2010

As used herein, “we,” “us,” and “our” refers to TNP Strategic Retail Trust, Inc. On March 30, 2011, we acquired a fee simple interest in a multi-tenant necessity retail center located at 655 W. Craig Road in North Las Vegas, Nevada commonly known as Craig Promenade through TNP SRT Craig Promenade, LLC (“TNP SRT Craig Promenade”), a wholly owned indirect subsidiary of TNP Strategic Retail Operating Partnership, LP, the Company’s operating partnership (the “Operating Partnership”), from an unaffiliated third party seller. TNP SRT Craig Promenade acquired Craig Promenade for an aggregate purchase price of $12,800,000, exclusive of closing costs. TNP SRT Craig Promenade financed the payment of the purchase price for Craig Promenade with (1) proceeds from our initial public offering and (2) approximately $8,750,000 in funds borrowed under the Operating Partnership’s revolving credit agreement (the “Credit Agreement”) with KeyBank National Association. The accompanying unaudited pro forma condensed consolidated financial statements (including the notes thereto) are qualified in their entirety by reference to, and should be read in conjunction with, our Annual Report on Form 10-K, as amended, for the year ended December 31, 2010. In management’s opinion, all adjustments necessary to reflect the transactions have been made.

The accompanying unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2010 is presented as if we acquired Craig Promenade on January 1, 2010. Craig Promenade was acquired using cash proceeds from our initial public offering through the acquisition date and from borrowings under the Credit Agreement. However, the accompanying pro forma adjustments assume that we raised sufficient net offering proceeds in our initial public offering to fund the purchase of the Craig Promenade Property as of December 31, 2010 at a price of $10.00 per share.

The accompanying unaudited pro forma condensed consolidated financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisition reflected therein in fact occurred on the date specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future. In addition, the unaudited pro forma condensed consolidated financial statements include pro forma allocations of the purchase price of Craig Promenade based upon preliminary estimates of the fair value of the assets acquired and liabilities assumed in connection with the acquisition and are subject to change.

TNP STRATEGIC RETAIL TRUST, INC.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2010

	For the Year Ended December 31, 2010 (A)	Pro forma Adjustments (B)		Pro forma for the Year Ended December 31, 2010
Revenue:
Rental income	$4,823,000	$1,432,000	(C)	$6,255,000
Other property income	—	—		—

Total Revenue	4,823,000	1,432,000		6,255,000

Expenses:
Operating and maintenance	2,049,000	359,000	(D)(E)	2,408,000
General and administrative	1,733,000	14,000		1,747,000
Depreciation and amortization	2,075,000	612,000	(F)	2,687,000
Acquisition Expenses	1,353,000	—		1,353,000
Interest Expense	2,009,000	984,000	(G)	2,993,000

Total Expenses	9,219,000	1,969,000		11,188,000

Loss before other income (expense)	(4,396,000)	(537,000)		(4,933,000)
Other income and expense
Interest income	4,000	—		4,000

Net loss	(4,392,000)	(537 ,000)		(4,929,000)
Net loss attributable to noncontrolling interest	5,000	—		5,000

Net loss attributable to stockholders	$(4,387,000)	$(537,000)		$(4,924,000)

Net loss per common share — basic and diluted	$(2.96)			$(1.78)

Weighted-average number of common shares outstanding — basic and diluted	1,483,179			2,763,179	(H)

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated statement of operations.

TNP STRATEGIC RETAIL TRUST, INC.

1. Notes to Unaudited Pro forma Condensed Consolidated Statement of Operations for the year ended December 31, 2010

(A)	Reflects our historical consolidated operations as reported in our Annual Report on Form 10-K for the year ended December 31, 2010.

(B)	Amounts represent pro forma adjustments, based on historical operations of Craig Promenade, which was acquired during the first quarter of 2011.

(C)	Reflects rental revenues based on the historical and pro forma operations for the year ended December 31, 2010.

(D)	Reflects property operating expenses (not reflected in our historical statement of operations for the year ended December 31, 2010) based on the historical operations of the previous owner.

(E)	Included in such amount are property management fees that would be due to our property manager, TNP Property Manager, LLC (“Property Manager”) had Craig Promenade been acquired on January 1, 2010. The property management agreement requires us to pay Property Manager a monthly property management fee of 5% of Craig Promenade’s gross revenue. The advisory agreement requires us to pay, TNP Strategic Retail Advisor, LLC (“Advisor”) a monthly asset management fee of one-twelfth of 0.6% on all real estate investments we acquire; provided, however, that Advisor will not be paid the asset management fee until our funds from operations exceed the lesser of (1) the cumulative amount of any distributions declared and payable to our stockholders or (2) an amount that is equal to a 10.0% cumulative, non-compounded, annual return on invested capital for our stockholders. We have deferred the asset management fee payable to Advisor as we have not met either of the funds from operations coverage tests.

(F)	Amounts represent depreciation and amortization expense on the allocation of the purchase price. Depreciation and amortization expense is recognized using the straight-line method over an estimated useful life of 45 years for buildings and 1 to 251 months for improvements, in place leases and lease commissions.

The amounts allocated to above market leases and below market leases are amortized to rental income over the remaining terms of the acquired leases, which range from 12 to 251 months and from 23 to 118 months, respectively.

The purchase price allocations, and therefore, depreciation and amortization expense, are preliminary and subject to change.

(G)	Amount represents interest expense and the amortization of the corresponding deferred financing costs on the Credit Agreement. The Credit Agreement bears interest at a variable rate.

(H)	Represents the weighted average number of shares of our common stock from our initial public offering, at $10.00 per share, required to generate sufficient offering proceeds, net of offering costs, to fund the purchase of Craig Promenade. The calculation assumes these proceeds were raised as of January 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNP STRATEGIC RETAIL TRUST, INC.

Date: June 15, 2011

	By:	/S/ ANTHONY W. THOMPSON
Anthony W. Thompson
Chief Executive Officer